                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 23, 2002


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                              Hartford, Connecticut
            (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number

Item 4.      Changes in Registrant's Certifying Accountants.

      On April 18, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company") engaged Deloitte & Touche LLP
("Deloitte") as the Company's independent auditors for the fiscal year 2002. Deloitte will commence its engagement with the review of the Company's financial statements for the second quarter of 2002.

Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  99.1    Press Release dated April 18, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    April 23, 2002            By:      /s/ Neal S. Wolin
                                            -------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------
  99.1    Press Release dated April 18, 2002.